Exhibit 10.2

FIRST AMENDMENT

This First Amendment (this “Agreement”) is entered into as of March 21, 2023, by and among GREC Holdings 1 LLC, a Delaware limited liability company (the “Borrower”), the Guarantors identified on the signature pages hereto, each of the Lenders identified on the signature pages hereto (including the New Lender) and Fifth Third Bank, National Association, as Agent.

RECITALS

The Borrower, the Lenders from time to time party thereto and Fifth Third Bank, National Association, as Agent, an L/C Issuer and Swing Line Lender, entered into that certain Credit Agreement, dated as of November 29, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to Section 2.1(c) of the Credit Agreement, the Borrower has requested a Revolving Credit Increase in an aggregate principal amount equal to $50,000,000 and certain other modifications to the Credit Agreement (the “Revolving Credit Increase”), and (i) JPMorgan Chase Bank, N.A. (the “New Lender”) has agreed to provide such Revolving Loan Commitments and (ii) the Lenders, by act of Required Lenders have agreed to such modifications, as more fully set forth herein, and subject to the terms and conditions set forth herein.

AGREEMENTS

To induce the Lenders to enter into this Agreement, and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Recitals. The above Recitals are acknowledged by the parties as true and correct and are incorporated in this paragraph by reference.

2.           Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

3.	Revolving Credit Increase.

(a)       On the First Amendment Effective Date, the New Lender agrees, subject to the terms and conditions hereof, to provide the Revolving Credit Increase in Dollars to the Borrower in the principal amount of $50,000,000 and the Revolving Credit Increase shall become part of the Revolving Loan Commitments.

(b)       On the First Amendment Effective Date, each existing Lender having a Revolving Loan Commitment immediately prior to such increase is deemed to have assigned to the New Lender in respect of such increase, and the New Lender is deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Advances such that the percentage of the aggregate outstanding (1) participations in such Letters of Credit and (2) participations in Swing Line Advances, will, in each case, equal each Lender’s Pro Rata Share thereof (after giving effect to the Revolving Credit Increase) and (B) the Lenders shall make such payments among themselves as the Agent may reasonably request to the extent necessary to keep the outstanding Revolving Credit Advances ratable with any revised Pro Rata Shares arising from such Revolving Credit Increase, and the Borrower shall pay to the applicable Lenders any amounts required to be paid pursuant to Section 2.5(e) of the Credit Agreement in connection with such payments among the Lenders as if such payments were effected by prepayments of Revolving Credit Advances.

(c)       The Revolving Credit Increase is being incurred under the fixed-dollar basket set forth in Section 2.1(c) of the Credit Agreement, which, after giving effect to this Agreement, shall be reduced to $0.

4.	Amendments to Credit Agreement.

(a)       The Credit Agreement (inclusive of Annex B only) is amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

(b)       Annex A of the Credit Agreement is amended and restated in its entirety to read as set forth on Exhibit B attached hereto.

(c)       Annex C of the Credit Agreement is amended and restated in its entirety to read as set forth on Exhibit C attached hereto.

(c)       Annex D of the Credit Agreement is amended and restated in its entirety to read as set forth on Exhibit D attached hereto.

5.	Joinder of New Lender.

(a)       The New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all the requirements to be an assignee under Section 12.6 of the Credit Agreement and the definition of “Eligible Assignee” in the Credit Agreement (subject to such consents, if any, as may be required thereunder), (C) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Loans and Commitments, shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Annex B thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Revolving Loan Commitments and (E) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide its provide its Revolving Loan Commitments and (ii) agrees that (A) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b)       Each of the Loan Parties and the Agent agrees that, upon the First Amendment Effective Date, the New Lender shall be (i) a party to the Credit Agreement, (ii) a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) subject to and bound by the terms of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c)       The address of the New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by it to the Agent.

6.           Conditions. This Agreement shall become effective as of the date on which all of the conditions set forth in this Section 6 have been satisfied:

(a)      The Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the New Lender, the Required Lenders and the Agent.

(b)      The Agent shall have received a Note signed by a Responsible Officer of the Borrower in favor of the New Lender.

(c)      The Agent shall have received the favorable written opinion of Stoel Rives LLP, as primary counsel to the Loan Parties (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Agreement), in form and substance reasonably satisfactory to the Agent.

(d)      The Agent shall have received copies of resolutions of the governing body of each Loan Party authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on such Loan Party’s behalf, all certified in each instance by a Responsible Officer reasonably acceptable to the Agent.

(e)      The Agent shall have received copies of the certificates of good standing, or nearest equivalent in the relevant jurisdiction, for each Loan Party (dated no earlier than 30 days prior to the First Amendment Effective Date) from the office of the secretary of state or other appropriate governmental department or agency of the jurisdiction of its formation, incorporation or organization, as applicable.

(f)       The Agent shall have received a certificate from a Responsible Officer of the Borrower certifying, after giving effect to this Agreement and the Revolving Credit Increase on a pro forma basis (and treating such as fully drawn for such purpose), (i) to the representations set forth in Sections 7(a) and 7(c) of this Agreement and (ii) that the Loan Parties are in compliance with the Financial Covenants set forth in the Credit Agreement, in each case recomputed for the most recent Fiscal Quarter for which financial statements have been delivered hereunder.

(g)      The New Lender shall have received, at least five (5) Business Days prior to the First Amendment Effective Date, (i) documentation and other information reasonably requested by Agent or such Lender in order to comply with applicable law, including the USA PATRIOT Act, and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification.

(h)      The Agent shall have received (i) all fees that are required to be paid on or before the First Amendment Effective Date and (ii) payment for all expenses of the Agent and Fifth Third Bank (including the fees and expenses of counsel) invoiced not later than one (1) Business Day prior to the First Amendment Effective Date.

7.           Representations. Each Loan Party hereby represents and warrants to the Lenders that as of the date of this Agreement, (a) each of the representations and warranties set forth in the Credit Agreement and the Loan Documents is and remains true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality or Material Adverse Effect in the text thereof), as of the date hereof, except to the extent the same expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, (b) the Loan Parties are in full compliance with all the terms and conditions of the Credit Agreement and the Loan Documents, and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement or the other Loan Documents or shall result after giving effect to this Agreement.

8.            Scope of Agreement. Except as amended by this Agreement, the Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their original terms, as amended previously. All references to the Credit Agreement, to the terms defined in the Credit Agreement, or to the Loan Documents in any note, document, letter, certificate, the Credit Agreement itself, the Loan Documents or any communication issued or made pursuant to or with respect to the Credit Agreement as amended hereby, shall be deemed to refer to the Credit Agreement, the terms defined in the Credit Agreement, and the Loan Documents as amended hereby. This Agreement is a Loan Document.

9.            Counterparts;. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

10.          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.          Severability. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.          GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED ON, ARISING OUT OF, OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

13.          Effect of Amendment. Except as expressly set forth herein, (a) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders and the Agent, in each case under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. Each of the Loan Parties hereby consents to this Agreement and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto by a duly authorized officer of the party on the date first set forth above.

BORROWER:	GREC HOLDINGS 1 LLC,
a Delaware limited liability company

	By:	/s/ Spencer Mash
Name: Spencer Mash
Title: Chief Financial Officer

GUARANTOR:	GREENBACKER RENEWABLE ENERGY CORPORATION, a Maryland corporation

	By:	/s/ Spencer Mash
Name: Spencer Mash
Title: Chief Financial Officer

[Signature Page to First Amendment (GREC Holdings 1 LLC)]

AGENT AND LENDERS:
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as the Agent, an L/C Issuer, Swing Line Lender and as a Lender

	By:	/s/ Julia Bousman Vertreese
Name: Julia Bousman Vertreese
Title: Vice President

[Signature Page to First Amendment (GREC Holdings 1 LLC)]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:	/s/ Bobby Ausman
Name: Bobby Ausman
Title: Director

[Signature Page to First Amendment (GREC Holdings 1 LLC)]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Bouvet
Name: Jonathan Bouvet
Title: Senior Vice President

[Signature Page to First Amendment (GREC Holdings 1 LLC)]

NEW LENDER:
JPMORGAN CHASE BANK. N.A.,
as New Lender

	By:	/s/ Darren Vanek
Name: Darren Vanek
Title: Authorized Officer

 [Signature Page to First Amendment (GREC Holdings 1 LLC)]